UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

Benitec Biopharma Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39267	84-4620206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of Benitec Biopharma Inc.’s (“Benitec,” or the “Company”) Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the “2025 Form 10-K”), the Company determined that in prior periods it had not appropriately recorded certain non-cash share-based compensation expenses.

Accordingly, on September 10, 2025, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors, after discussion with management and the Company’s independent registered public accountants, concluded that (i) the Company's unaudited consolidated financial statements as of and for the three and nine months ended March 31, 2025 contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, originally filed with the Securities and Exchange Commission (the "SEC") on May 14, 2025, and (ii) the Company’s unaudited consolidated financial statements as of and for the three and six months ended December 31, 2024, contained in its Quarterly Report on Form 10-Q for the quarter ended December 31, 2024, originally filed with the SEC on February 14, 2025 (collectively, the “Prior Financial Statements”), should no longer be relied upon.

The errors and corrective adjustments identified by the Company are non-cash in nature and resulted from the migration, in November 2023, of equity awards data to a new information recording system used to calculate the Company’s share-based compensation expense, which was incorrectly configured resulting in understatements of share-based compensation expense, which in turn led to understatements of additional paid-in capital, accumulated deficit, net loss and loss per share. The impact was immaterial to the Company’s previously issued financial statements prior to the quarter ended December 31, 2024, but the cumulative impact of the incorrect configuration had a material effect on the unaudited consolidated financial statements as of and for the quarterly periods ended December 31, 2024 and March 31, 2025, the Prior Financial Statements.

The Company is preparing restatements of the Prior Financial Statements to be included in the 2025 Form 10-K inclusive of restatements to reflect the adjustments discussed above. We expect to file the 2025 Form 10-K with the SEC on a timely basis, on or prior to the deadline for the 2025 Form 10-K.

The Audit Committee and management have discussed with Baker Tilly US, LLP, the Company’s independent registered public accounting firm, the matters disclosed in this filing.

Forward Looking Statements

This Current Report contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in this Current Report, are forward-looking statements. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements.

These risks, uncertainties and factors include the risks detailed under the caption “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K and in other reports filed with the SEC. Although we believe we have a reasonable basis for each forward-looking statement contained in this Current Report, we caution you that these statements are based on a combination of facts and important factors currently known by us and our expectations of the future, about which we cannot be certain.

We have based the forward-looking statements included in this Current Report on information available to us on the date thereof and, except as required by law, we undertake no obligation to revise or update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENITEC BIOPHARMA INC.

Date:	September 12, 2025	By:	/s/ Dr. Jerel A. Banks
Dr. Jerel A. Banks Chief Executive Officer